Earnings Conference Call 4th Quarter 2007 January 23, 2008 Exhibit 99.2

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b)
ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s
Third Quarter 2007 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk
Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission by Exelon Corporation, Exelon
Generation Company, LLC, Commonwealth Edison Company, and  PECO Energy Company (Companies).
Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the company. Please refer to the attachments to the earnings release and the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.

$0.39
$0.78
$0.18
$0.17
$0.17
$0.13
2006 2007
Exelon Operating EPS
$1.02
Exelon’s strong performance in the fourth quarter was driven primarily by increased earnings at Exelon Generation, which were partially offset by the expected decrease in ComEd earnings
HoldCo/Other
ExGen
PECO
ComEd
4th Quarter (Q4)
$1.88
$3.45
$0.67
$0.75
$0.78
$0.30
2006 2007
$3.22
$4.32
$0.72
Full Year (FY)
Refer to Earnings Release Attachments for additional details on Q4 and FY earnings and to the Appendix for a reconciliation of adjusted (non-
GAAP) operating EPS to GAAP EPS.
$0.87
GAAP
EPS
$0.84 $2.35 $4.05
GAAP
EPS

Exelon Generation Operating EPS
Contribution
Q4 FY
$0.39
$0.78
Key Drivers – Q4 ’07 vs. Q4 ’06*
Higher wholesale margins
• Favorable market and portfolio
conditions
• End of the below-market PPA with
ComEd
• Contractual price increase associated
with the PECO PPA
Rebalancing of nuclear
decommissioning trust funds
Labor-related inflation and nuclear
plant development costs
$3.45
$1.88
2007
2006
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS

Q4 FY
ComEd Operating EPS Contribution
$0.17
$0.13
Key Drivers – Q4 ’07 vs. Q4 ’06*
End of the regulatory transition period
in IL
Labor-related inflation and
uncollectible accounts expense
Increased distribution revenues
(December 2006 ICC Rate Order)
Increased transmission revenues
(2007 Transmission Rate Case)
Income tax settlements
$0.30
$0.78
2007
2006
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS

Q4 FY
PECO Operating EPS Contribution
$0.18
$0.17
Key Drivers – Q4 ’07 vs. Q4 ’06*
Scheduled CTC amortization
Uncollectible accounts expense
Favorable weather and load growth
$0.75
$0.67
2007
2006
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS

2008 Outlook
2008
(1)
$0.55 - $0.60
$3.15 - $3.45
$4.00 - $4.40
$0.35 - $0.40
2008 EPS Guidance
(1)
Operating EPS:  $4.00 - $4.40
GAAP EPS:  $3.70 - $4.10
ComEd
PECO
Exelon Generation
HoldCo/Other ~$(0.10)
Exelon
(1) Refer to “Key Assumptions” slide on Form 8-K filed on 12/19/07 for key assumptions supporting 2008 earnings guidance and for expected 2008 earnings drivers for Exelon Generation, ComEd and PECO. Operating Company ranges do not add to Exelon guidance of $4.00 - $4.40/share due to rounding.
Key Drivers 2007 – 2008
Market conditions
Nuclear volume
Inflationary pressures
PECO CTC amortization
Weather
Load growth
ComEd transmission settlement
ComEd distribution rate case
26-29% 26-29% 21-24% 21-24%
4Q08 3Q08 2Q08 1Q08
Expected Quarterly EPS Distribution
We expect first quarter 2008 operating earnings to represent 21-24% of Exelon’s 2008 full year operating earnings.

Exelon Generation 2008 EPS Contribution
Exelon Generation’s 2008 earnings are impacted primarily by increased planned refueling outages and higher nuclear fuel expense
2007
$2,331M
2008 (1)
$2,060M - $2,260M
($0.09)
$(0.15)
$0.13
$3.15 - $3.45
RNF
O&M
Other (2)
$30M +/- 500 Btu/KWh ATC Heat Rate
$5.5M +/- $1/mmBtu Gas
2008
Market Sensitivities  (After-Tax)
Depreciation
$(0.02)
$3.45
$ / Share
NOTE: Refer to “Key Assumptions” slide on Form 8-K filed on 12/19/07.
(1) Estimated contribution to Exelon’s operating earnings guidance.
(2) Primarily reflects the change in shares outstanding.
Key Items:
Nuclear volume: $(0.10)
Nuclear fuel expense: $(0.06)
State Line buyout: $(0.03)
Market / portfolio: $0.12
Interest
Expense
$(0.03)
Key Items:
Inflation: $(0.07)
Add’l refueling outages: $(0.06)
Nuclear security: $(0.02)

ComEd 2008 EPS Contribution
ComEd’s operating earnings are expected to increase in 2008 primarily due to execution of its Regulatory Recovery Plan
2007
$200M
RNF
O&M
Depreciation /
Amortization
Interest
Expense
Other
$0.35 - $0.40
$0.30
$0.19
$0.04 ($0.02)
$(0.03)
2008 (1)
$220M - $260M (2)
$(0.08)
Key Items:
Storms: $0.03
Uncollectible accounts: $0.02
($0.04)
Weather
$ / Share
NOTE: Refer to “Key Assumptions” slide on Form 8-K filed on 12/19/07.
(1) Estimated contribution to Exelon’s operating earnings guidance.
(2) Assumes full $361M revenue increase granted in current distribution rate case and effective 10/1/08.
Key Items:
Distribution case (2) : $0.09
Transmission revenue: $0.04
Load growth: $0.03
Key Items:
Income tax settlements: $(0.07)

PECO 2008 EPS Contribution
PECO’s operating earnings are expected to decrease in 2008 primarily due to increasing CTC amortization expense
2007
$507M
2008 (1)
$360M - $400M
$0.75
($0.08)
$0.01 ($0.03)
($0.06)
$0.55 - $0.60
RNF
O&M
CTC
Amortization /
Depreciation
Other
NOTE: Refer to “Key Assumptions” slide on Form 8-K filed on 12/19/07.
(1)  Estimated contribution to Exelon’s operating earnings guidance.
($0.03)
Weather
$0.02
Interest
Expense
$ / Share
Key Items:
Tax settlements: $(0.08)

Exelon.
Generation

$ / MMBtu

$ / MWhr

MMBtu / MWhr

MMBtu / MWhr

11

7
7.2
7.4
7.6
7.8
8
8.2
8.4
8.6
8.8
Jan-
07
Feb-
07
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
55
60
65
70
75
80
85
90
Jan-
07
Feb-
07
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
7.4
7.6
7.8
8
8.2
8.4
8.6
8.8
9
9.2
9.4
Jan-
07
Feb-
07
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
Market Price Snapshot
As of December 31, 2007. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak
Forward Prices
PJM-West On-Peak Implied Heat Rate Ni-Hub On-Peak Implied Heat Rate
8.84
9.04
9.24
9.44
9.64
9.84
10.04
10.24
10.44
10.64
10.84
Jan-
07
Feb-
07
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
2008
2009
2009
2008
2008 PJM-West
2009 PJM-West
2009 Ni-Hub
2008 Ni-Hub
2008
2009

Exelon Generation

$ / MMBtu

$ / MWhr

MMBtu / MWhr

12

7.7
7.8
7.9
8
8.1
8.2
8.3
8.4
Jan-
07
Feb-
07
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
56
58
60
62
64
66
68
70
72
74
Jan-
07
Feb-
07
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
7
7.5
8
8.5
9
Jan-
07
Feb-
07
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
Market Price Snapshot
2008
2009
2008
2009
As of December 31, 2007. Source: OTC quotes and electronic trading system. Quotes are daily.
2008
2009
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North ATC Forward Prices
ERCOT North ATC v. Houston Ship Channel
Implied Heat Rate

13 Appendix – GAAP Reconciliation

GAAP EPS Reconciliation
Three Months Ended December 31, 2006
$0.72 $(0.02) $0.18 $0.17 $0.39 2006 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.14) - - (0.14) - Recovery of severance charges at ComEd
(0.04) (0.04) - - - Investments in synthetic fuel-producing facilities
0.03 - - - 0.03 Mark-to-market adjustments from economic hedging activities
$0.87 $0.02 $0.18 $0.31 $0.36 Q4 2006 GAAP Earnings Per Share
Exelon Other
(1)
PECO
(1)
ComEd
(1)
ExGen
(1)
(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS

GAAP EPS Reconciliation
Three Months Ended December 31, 2007
(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS
0.28 - - 0.01 0.27 2007 Illinois electric rate settlement
0.02 - - 0.02 - City of Chicago settlement
0.11 - - - 0.11 Georgia Power tolling agreement
0.03 - - - 0.03 Mark-to-market adjustments from economic hedging activities
$1.02 $(0.06) $0.17 $0.13 $0.78 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.04) (0.08) - - 0.04 Non-cash deferred tax items
(0.19) - - - (0.19) Termination of State Line PPA
(0.03) (0.03) - - - Investments in synthetic fuel-producing facilities
$0.84 $0.05 $0.17 $0.10 $0.52 Q4 2007 GAAP Earnings Per Share
Exelon Other
(1)
PECO
(1)
ComEd
(1)
ExGen
(1)

GAAP EPS Reconciliation
Year Ended December 31, 2006
$3.22 $(0.11) $0.67 $0.78 $1.88
2006 Adjusted (non-GAAP) Operating Earnings (Loss)
Per Share
$2.35 $(0.21) $0.65 $(0.17) $2.08 2006 GAAP Earnings (Loss) Per Share
-
-
-
-
-
0.06
0.04
-
Other
(1)
(0.14)
1.15
(0.08)
-
0.01
0.01
-
-
ComEd
(1)
-
-
-
(0.13)
0.01
0.01
-
(0.09)
ExGen
(1)
-
-
-
-
0.01
0.01
-
-
PECO
(1)
Exelon
1.15 Impairment of ComEd’s goodwill
(0.08) Recovery of debt costs at ComEd
0.03 Severance charges
(0.13) Nuclear decommissioning obligation reduction
(0.14) Recovery of severance costs at ComEd
0.09 Charges related to now terminated merger with PSEG
0.04 Investments in synthetic fuel-producing facilities
(0.09)
Mark-to-market adjustments from economic hedging
activities
(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS

GAAP EPS Reconciliation
Year Ended December 31, 2007
(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS
(0.01) - - - (0.01) Settlement of a tax matter at Generation related to Sithe
(0.04) (0.08) - - 0.04 Non-cash deferred tax items
(0.14) (0.14) - - - Investments in synthetic fuel-producing facilities
0.41 - - 0.03 0.38 2007 Illinois electric rate settlement
(0.19) - - - (0.19) Termination of State Line PPA
0.11 - - - 0.11 Georgia Power tolling agreement
Exelon Other
(1)
PECO
(1)
ComEd
(1)
ExGen
(1)
$4.32 $(0.18) $0.75 $0.30 $3.45 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.01) - - - (0.01) Sale of Generation's investments in TEG and TEP
0.02 - - 0.02 - City of Chicago settlement
(0.03) - - - (0.03) Nuclear decommissioning obligation reduction
0.15 - - - 0.15 Mark-to-market adjustments from economic hedging activities
$4.05 $0.04 $0.75 $0.25 $3.01 2007 GAAP Earnings Per Share